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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                         TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) -- August 15, 2001

                        COMMISSION FILE NUMBER: 0 - 22074

                           NATIONAL RECORD MART, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                   11-2782687
      (State or jurisdiction of               (IRS Employer Identification No.)
   incorporation or organization)

                                507 FOREST AVENUE
                        CARNEGIE, PENNSYLVANIA 15106-2873
          (Address of principal executive offices, including zip code)

                                 (412-276-6200)
              (Registrant's telephone number, including area code)




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                           NATIONAL RECORD MART, INC.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On August 15, 2001, National Record Mart, Inc. consented to the entry of an Order For Relief of the United States Bankruptcy Court for the Western District of Pennsylvania under Chapter 11 of the Bankruptcy Code. As a debtor-in-possession, National Record Mart will continue to operate its chain of 125 retail stores, subject to the supervision and orders of the Court.


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                              NATIONAL RECORD MART, INC.

                              By: /s/ Theresa Carlise
                                  -------------------------------
                                  Theresa Carlise
                                  Senior Vice President and Chief
                                  Financial Officer
                                  (Principal Financial and Accounting Officer)

                              Date: August 27, 2001